EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of US Parts Online Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Yearly Report on Form 10-K for the year ended November 30, 2014 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2015	By:	/s/ Chong Cheuk Man Yuki
Chong Cheuk Man Yuki
Director and Chief Financial Officer